EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
      Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996

   ----------------------------------------------------------------------------

 1 Total Actual Principal Collections                              1,426,585.52
 2 Total Actual Interest Collections                               1,213,910.72
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      2,640,496.24

   Monthly Advances

 5 Delinquent Interest                                                82,345.24
 6 Compensating Interest                                               4,632.41
 7 Amounts Held for Future Distributions                                   0.00
                                                                   ------------
 8    Available Remittance Amount:                                 2,727,473.89

 9 Less: Service Fees                                                 70,597.49
10       Expense Account Deposit                                       3,339.29
11 Plus: Cross Collateral Deposit                                          0.00
                                                                   ------------
12    Adjusted Remittance Amount:                                  2,653,537.11

   Remaining Amount Available:

13    Adjusted Remittance Amount                                   2,653,537.11
14    Insured Payments                                                     0.00
15    Insurance Account Deposit @ 13 bp
        the Ending Principal balance                                  14,925.55
16    Cross Collateral Withdrawal                                          0.00
17    Class Remittance Amounts                                     2,638,611.56
18    Non-Recoverable Advances not
        Previously Reimbursed                                              0.00
                                                                   ------------
19 Total Remaining Amount Available:                                       0.00
                                                                   ============
   Amount of Reimbursements Pursuant to Sec. 5.04
20   Servicing Fee                                                         0.00
21   Monthly Advances and Servicer Advances                                0.00
22   Other Mortgage Payments                                               0.00
23   Interest Earned on P&I Deposits                                       0.00
24   Additional Servicing Compensation                                     0.00
   ----------------------------------------------------------------------------

                                     1 of 4


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
      Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996


    --------------------------------------------------------------------------------------------------------------------------------
                                                   Total           Class A-1         Class A-2         Class A-3         Class A4
                                                   -----           ---------         ---------         ---------         --------
25 Loans Outstanding - BOM                              2213
26 Opening Principal Loan Balance             139,200,899.18     59,038,969.73     10,147,079.68     24,352,991.22     9,132,371.71
27 Additional Principal Reduction, LTD          4,202,750.28      3,024,124.48        149,193.14        358,063.53       134,273.83
28 Realized losses, LTD                                 0.00              0.00              0.00              0.00             0.00
29 Carryforward Amount                                  0.00              0.00              0.00              0.00             0.00
                                              --------------     -------------     -------------     -------------     ------------
30 Total Class Principal                      134,998,148.90     56,014,845.25      9,997,886.54     23,994,927.69     8,998,097.88
31   Class Factor per Loan Balance                97.3432861%       41.2859928%        7.0958599%       17.0300638%       6.3862739%
32   Class Factor per Class Balance               94.4042999%       39.1712205%        6.9915290%       16.7796697%       6.2923761%
33 Excess Spread                                        0.00
34 Cross Collateral Deposit                             0.00              0.00
35 Cross Collateral Withdrawal                          0.00
36 Additional Principal due Class A               433,715.63        433,715.63
37 Interest Remittance @ Class Yield              778,310.41        264,569.01         61,237.06        151,767.92        58,037.73
   Principal Reductions:
38   Prepayments - Number                                 21                21
39   Prepayments - Dollar                       1,306,899.56      1,306,899.56              0.00              0.00             0.00
40   Net Liquidation Proceeds                           0.00              0.00              0.00              0.00             0.00
41   Curtailments                                       0.00              0.00              0.00              0.00             0.00
42   Normal and Excess Payments                   119,685.96        119,685.96              0.00              0.00             0.00
                                              --------------     -------------     -------------     -------------     ------------
43 Total Principal Remittance                   1,426,585.52      1,426,585.52              0.00              0.00             0.00
44 Additional Principal Reduction                 433,715.63        433,715.63              0.00              0.00             0.00
                                              --------------     -------------     -------------     -------------     ------------
45 Total Remittance                             2,638,611.56      2,124,870.16         61,237.06        151,767.92        58,037.73
                                              ==============     =============     =============     =============     ============
46 Current Month Realized Loss - Number                    0                 0
47 Current Month Realized Loss - Dollar                 0.00              0.00

   Class Principal Balance - EOM

48 Loans Outstanding - EOM                              2192
49 Closing Loan Balance                       137,774,313.66     57,612,384.21     10,147,079.68     24,352,991.22     9,132,371.71
50 Additional Principal Reduction,  LTD         4,636,465.91      3,457,840.11        149,193.14        358,063.53       134,273.83
51 Realized Losses, LTD                                 0.00              0.00              0.00              0.00             0.00
52 Carryforward Amount                                  0.00              0.00              0.00              0.00             0.00
                                              --------------     -------------     -------------     -------------     ------------
53 Total Class Principal Balance              133,137,847.75     54,154,544.10      9,997,886.54     23,994,927.69     8,998,097.88
54   Class Factor per Loan Balance                96.3456739%       40.2883806%        7.0958599%       17.0300638%       6.3862739%
55   Class Factor per Class Balance               93.1033900%       37.8703106%        6.9915291%       16.7796697%       6.2923761%

   ---------------------------------------------------------------------------------------------------------------------------------

                                                Class A-5         Class A-6         Class R
                                                ---------         ---------         -------
25 Loans Outstanding - BOM
26 Opening Principal Loan Balance             25,367,699.20     11,161,787.64
27 Additional Principal Reduction, LTD           372,982.85        164,112.45
28 Realized losses, LTD                                0.00              0.00
29 Carryforward Amount                                 0.00              0.00
                                              -------------     -------------            ----
30 Total Class Principal                      24,994,716.35     10,997,675.19
31   Class Factor per Loan Balance               17.7396498%        7.8054459%
32   Class Factor per Class Balance              17.4788226%        7.6906820%
33 Excess Spread                                                                         0.00
34 Cross Collateral Deposit
35 Cross Collateral Withdrawal                                                           0.00
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield             166,631.44         76,067.25
   Principal Reductions:
38   Prepayments - Number
39   Prepayments - Dollar                              0.00              0.00
40   Net Liquidation Proceeds                          0.00              0.00
41   Curtailments                                      0.00              0.00
42   Normal and Excess Payments                        0.00              0.00
                                              -------------     -------------            ----
43 Total Principal Remittance                          0.00              0.00
44 Additional Principal Reduction                      0.00              0.00
                                              -------------     -------------            ----
45 Total Remittance                              166,631.44         76,067.25            0.00
                                              =============     =============            ====
46 Current Month Realized Loss - Number
47 Current Month Realized Loss - Dollar

   Class Principal Balance - EOM

48 Loans Outstanding - EOM
49 Closing Loan Balance                       25,367,699.20     11,161,787.64
50 Additional Principal Reduction,  LTD          372,982.85        164,112.45
51 Realized Losses, LTD                                0.00              0.00
52 Carryforward Amount                                 0.00              0.00
                                              -------------     -------------
53 Total Class Principal Balance              24,994,716.35     10,997,675.19
54   Class Factor per Loan Balance               17.7396498%        7.8054459%
55   Class Factor per Class Balance              17.4788226%        7.6906820%

   -------------------------------------------------------------------------------------------

                                     2 of 4


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
      Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996


   --------------------------------------------------------------------------------------------------------------------------------
                                                  Total            Class A-1         Class A-2         Class A-3          Class A-4
                                                  -----            ---------         ---------         ---------          ---------
56 Weighted Note Rate - THIS Remittance            11.25792%
57 Weighted Note Rate - NEXT Remittance            11.25621%

58 Related Remittance Period for Libor Rate       25-Nov-96              thru         25-Dec-96
59 Days in Related Period                                31

60 Pass-Through Rate - THIS Remittance                                5.48500%            7.350%            7.590%           7.740%

61 Weighted Average Remaining Term                   215.79

62 Original Pool - Principal Balance          91,623,068.53     41,006,128.57      6,407,207.59     15,377,298.21     5,766,486.83
63 Original Pool - Pre-Funding Account        53,510,393.37     23,948,707.52      3,741,985.55      8,980,765.32     3,367,787.00
64 Original Pool - Additional Principal
     Reduction                                 2,133,461.89        954,836.09        149,193.14        358,063.53       134,273.83
                                             --------------     -------------     -------------     -------------     ------------
65 Original Pool Total                       143,000,000.00     64,000,000.00     10,000,000.00     24,000,000.00     9,000,000.00
66 Original Pool - Number of Loans                      864


                                                 Class A-5         Class A-6
                                                 ---------         ---------
56 Weighted Note Rate - THIS Remittance
57 Weighted Note Rate - NEXT Remittance

58 Related Remittance Period for Libor Rate
59 Days in Related Period

60 Pass-Through Rate - THIS Remittance                 8.000%            8.300%

61 Weighted Average Remaining Term

62 Original Pool - Principal Balance           16,018,018.97      7,047,928.35
63 Original Pool - Pre-Funding Account          9,354,963.88      4,116,184.10
64 Original Pool - Additional Principal
     Reduction                                    372,982.85        164,112.45
                                               -------------     -------------
65 Original Pool Total                         25,000,000.00     11,000,000.00
66 Original Pool - Number of Loans

   --------------------------------------------------------------------------------------------------------------------------------



   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                Beg.of Month      Current Month     End of Month
                                                ------------      -------------     ------------
67 Additional Principal Reduction,  LTD         4,202,750.28        433,715.63      4,636,465.91
68 Cross Collateral Deposits, LTD                       0.00              0.00              0.00
69 Less: Realized Losses, LTD                           0.00              0.00              0.00
                                               -------------        ----------     -------------
70 Overcollateralization of Principal           4,202,750.28        433,715.63      4,636,465.91
                                               =============        ==========     =============

71 Base Overcollateralization Required                                              7,430,833.00
72 Required Overcollateralization Amount                                            7,430,833.00

   Current Month Subordinated Amount            Beg.of Month      Current Month     End of Month
   ---------------------------------            ------------      -------------     ------------
73 Original Subordinated Amount                14,745,560.00         N/A           14,745,560.00
74 Less: Cumulative Realized Losses                     0.00              0.00              0.00
75 Plus: Cumulative Additional Proceeds                 0.00              0.00              0.00
                                               -------------        ----------      ------------
76 Current Subordinated Amount                 14,745,560.00                       14,745,560.00
                                               =============        ==========     =============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
77 Beginning of Month                                                     0.00
78 Current Month Nonrecoverable Advance                                   0.00
79 Less: Current Month Reimbursement                                      0.00
                                                                    ----------
80 End of Month                                                           0.00
   ---------------------------------------------------------------------------------------------

                                     3 of 4


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-2 Sub-Pool 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1996
      Lee Servicing Company reports the following information pertaining to Series 1996-2 Sub-Pool 1 for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996


   --------------------------------------------------------------------------------------------------------------------------------
                                                                    Class             Class             Class            Class
                                                                      A1                A2                A3               A4
                                                                    -----             -----             -----            -----
81 Total Class Principal - Original Pool     $143,000,000.00    $64,000,000.00    $10,000,000.00    $24,000,000.00    $9,000,000.00
82 Interest Remittance Amount                     778,310.41        264,569.01         61,237.06        151,767.92        58,037.73
83 Interest Rate Factor / 1000                      5.442730          4.133891          6.123706          6.323663         6.448637

84 Total Principal Collections                  1,426,585.52      1,426,585.52              0.00              0.00             0.00
85 Additional Principal Reduction                 433,715.63        433,715.63              0.00              0.00             0.00
                                             ---------------    --------------    --------------    --------------    -------------
86 Principal Remittance Amount                  1,860,301.15      1,860,301.15              0.00              0.00             0.00
87 Principal Payment Factor/1000                   13.009099         29.067206          0.000000          0.000000         0.000000
88 Current Month Ending Principal Factor          931.033900        846.164750        999.788654        999.788654       999.788654

89 Prior Month Ending Principal Factor            944.042999        875.231956        999.788654        999.788654       999.788654


                                                    Class             Class
                                                      A5                A6
                                                    -----             -----
81 Total Class Principal - Original Pool      $25,000,000.00    $11,000,000.00
82 Interest Remittance Amount                     166,631.44         76,067.25
83 Interest Rate Factor / 1000                      6.665258          6.915205

84 Total Principal Collections                          0.00              0.00
85 Additional Principal Reduction                       0.00              0.00
                                              --------------    --------------
86 Principal Remittance Amount                          0.00              0.00
87 Principal Payment Factor/1000                    0.000000          0.000000
88 Current Month Ending Principal Factor          999.788654        999.788654

89 Prior Month Ending Principal Factor            999.788654        999.788654


   --------------------------------------------------------------------------------------------------------------------------------


                                     4 of 4

--------------------------------------------------------------------------------
                                                                       Exhibit 1

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB,
                               Designated Servicer
                                1996-2 Sub-Pool 1
                     Delinquency and Foreclosure Information
                         Period Ended: November 30, 1996

                Outstanding            Number of                                                     Number of
 Investor         Dollars              Accounts             Ranges                 Amount             Accounts              Percent
 --------       -----------            --------             ------                 ------            ---------              -------
REMIC
1996-2        $137,774,313.66           2192
Sub-Pool 1

                                                          30 to 59 Days         $2,067,613.84            25                  1.50%
                                                          60 to 89 Days         $1,030,598.92             8                  0.75%
                                                          90 and over           $1,423,895.97            16                  1.03%
                                                                                -------------            --
                                                              Total             $4,522,108.73            49                  3.28%




                 REO                                                                              FORECLOSURES (1)
--------------------------------------------                                      --------------------------------------------------
# of          Outstanding                                                         # of               Outstanding
Accts          Dollars               Percent                                      Accts                Dollars              Percent
-----        -----------             -------                                      -----              -----------            -------
 1           $118,800.00              0.09%                                        10                $1,178,595.97           0.86%


(1) The delinquency information is inclusive of both REO & Foreclosure accounts.
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                1996-2 SUB-POOL 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996 and the Insurance Agreement dated as of June 19,
  1996, Lee Servicing Company reports the following information pertaining to series 1996-2 Sub-Pool 2 for December 26, 1996, the Remittance date.

                         Period ended: December 1, 1996
   ----------------------------------------------------------------------------

 1 Total Actual Principal Collections                              3,235,856.57
 2 Total Actual Interest Collections                                 599,870.28
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      3,835,726.85

   Monthly Advance

 5   Delinquent Interest                                              71,428.68
 6   Compensating Interest                                             9,892.35
 7   Amounts Held for Future Distributions                                 0.00
 8   Supplemental Interest                                                 0.00
                                                                   ------------
 9 Available Remittance Amount:                                    3,917,047.88

10 Less: Service Fees                                                 37,616.62
11       Expense Account Deposit                                       1,812.30
12 Plus: Cross Collateral Deposit                                          0.00
                                                                   ------------
13 Adjusted Remittance Amount:                                     3,877,618.96

   Remaining Amount Available:

14     Adjusted Remittance Amount                                  3,877,618.96
15     Insured Payments                                                    0.00
16     Insurance Account Deposit @ 13bp
         on the Ending Class A P-balance                               8,260.47
17     Cross Collateral Withdrawal                                         0.00
18     Class Remittance Amounts                                    3,869,358.49
19     Non-Recoverable Advances not
         Previously Reimbursed                                             0.00
                                                                   ------------
20 Total Remaining Amount Available:                                       0.00
                                                                   ============

   Amount of Reimbursements Pursuant to Sec. 5.04

21   Servicing Fee                                                         0.00
22   Monthly Advances and Servicer Advances                                0.00
23   Other Mortgage Payments                                               0.00
24   Interest Earned on P&I Deposits                                       0.00
25   Additional Servicing Compensation                                     0.00
  -----------------------------------------------------------------------------

                                     1 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                1996-2 Sub-Pool 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996, and the Insurance Agreement dated as of June 19, 1996, Lee Servicing Company reports the following information pertaining to series 1996-2 Sub-Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996


   -------------------------------------------------------------------------------------------------------------------------------
                                                     Total              Class 2-A             Class R
                                                     -----              ---------             -------
26 Loans Outstanding - BOM                                 659
27 Opening Principal Loan Balance                79,486,323.75        79,486,323.75
28 Additional Principal Reduction, LTD            3,758,504.92         3,758,504.92
29 Realized Losses, LTD                                   0.00                 0.00
30 Carryforward Amount                                    0.00                 0.00
                                                 -------------        -------------
31 Total Class Principal                         75,727,818.83        75,727,818.83
32   Class Factor per Loan Balance                  96.9345412%          96.9345412%
33   Class Factor per Class Balance                 92.3509986%          92.3509986%
34 Excess Spread                                          0.00                                  0.00
35 Cross Collateral Deposit                               0.00                 0.00
36 Cross Collateral Withdrawal                            0.00                                  0.00
37 Additional Principal due Class A                 261,478.49           261,478.49
38 Interest Remittance @ Class Yield                372,023.43           372,023.43
   Principal Reductions:
39    Prepayments - Number                                  19                   19
40    Prepayments - Dollar                        2,795,969.60         2,795,969.60
41    Net Liquidation Proceeds                            0.00                 0.00
42    Curtailments                                  170,553.49           170,553.49
43    Normal and Excess Payments                    269,333.48           269,333.48
                                                 -------------        -------------
44 Total Principal Remittance                     3,235,856.57         3,235,856.57
45 Additional Principal Reduction                   261,478.49           261,478.49
                                                 -------------        -------------             ----
46 Total Remittance                               3,869,358.49         3,869,358.49             0.00
                                                 =============        =============             ====
47 Carryforward Amount                                    0.00
48 Current Month Realized Loss - Number                      0                    0
49 Current Month Realized Loss - Dollar                   0.00                 0.00

   Class Principal Balance - EOM

50 Loans Outstanding - EOM                      #          640
51 Closing Loan Balance                          76,250,467.18        76,250,467.18
52 Additional Principal Reduction, LTD            4,019,983.41         4,019,983.41
53 Realized Losses, LTD                                   0.00                 0.00
54 Carryforward Amount                                    0.00                 0.00
                                                --------------        -------------
55 Total Class Principal Balance                 72,230,483.77        72,230,483.77
56   Class Factor per Loan Balance                  92.9883746%          92.9883746%
57   Class Factor per Class Balance                 88.0859558%          88.0859558%
   -------------------------------------------------------------------------------------------------------------------------------

                                     2 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                1996-2 Sub-Pool 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996, and the Insurance Agreement dated as of June 19, 1996, Lee Servicing Company reports the following information pertaining to series 1996-2 Sub-Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996


   -------------------------------------------------------------------------------------------------------------------------------
                                                              Total               Class A1
                                                              -----               --------
58 Weighted Note Rate This Remittance:                         10.37118%
59 Weighted Note Rate Next Remittance:                         10.79523%

60 Related Remittance Period for Libor Rate                   25-Nov-96                 thru            25-Dec-96
61 Days in Related Period:                                           31

62 Pass-Through Rate:                                           5.70500%             5.70500%

63 Weighted Average Remaining Term                               353.14

64 Original Pool - Principal Balance                      53,157,223.06        53,157,223.06
65 Original Pool - Pre-Funding Account                    31,641,122.34        31,641,122.34
66 Original Pool - Additional Principal Reduction          2,798,345.40         2,798,345.40
                                                          -------------        -------------
67 Original Pool Total                                    82,000,000.00        82,000,000.00
68 Original Pool - Number of Loans                                  441

   ---------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                        Beginning of Month      Current Month        End of Month
                                                        ------------------      -------------        ------------
69 Additional Principal Reduction, LTD                     3,758,504.92           261,478.49         4,019,983.41
70 Cross Collateral Deposits, LTD                                  0.00                 0.00                 0.00
71 Less: Realized Losses, LTD                                      0.00                 0.00                 0.00
                                                          -------------        -------------         ------------
72 Overcollateralization of Principal                      3,758,504.92           261,478.49         4,019,983.41
                                                          =============        =============         ============
73 Base Overcollateralization Requirement                                                            4,027,921.00
74 Required Overcollateralization Requirement                                                        4,027,906.00


   Current Month Subordinated Amount                    Beginning of Month      Current Month        End of Month
   ---------------------------------                    ------------------      -------------        ------------
75 Original Subordinated Amount                            9,327,818.00           N/A                9,327,818.00
76 Less: Cumulative Realized Losses                                0.00                 0.00                 0.00
77 Plus: Cumulative Additional Proceeds                            0.00                 0.00                 0.00
                                                          -------------        -------------         ------------
78 Current Subordinated Amount                             9,327,818.00                              9,327,818.00
                                                          =============        =============         ============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
79 Beginning of Month                                              0.00
80 Current Month Unpaid Nonrecoverable Advance                     0.00
81 Less: Current Month Reimbursment                                0.00
                                                          -------------
82 End of Month                                                    0.00
                                                          =============
   ---------------------------------------------------------------------------------------------------------------------------------

                                     3 of 4

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                1996-2 Sub-Pool 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 01, 1996, and the Insurance Agreement dated as of June 19,
  1996, Lee Servicing Company reports the following information pertaining to series 1996-2 Sub-Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
  ------------------------------------------------------------------------------
                                                                     Class
                                                 Total                 A1
                                                 -----               ------
83 Total Class Principal - Original Pool    $82,000,000.00       $82,000,000.00
84 Interest Remittance  Amount                  372,023.43           372,023.43
85 Interest Rate Factor/1000                      4.536871             4.536871

86 Total Principal Collections                3,235,856.57         3,235,856.57
87 Additional Principal Reduction               261,478.49           261,478.49
                                            --------------       --------------
88 Principal Remittance Amount                3,497,335.06         3,497,335.06
89 Principal Payment Factor/1000                 42.650428            42.650428
90 Principal Factor                             880.859557           880.859557

91 Prior Month Principal Factor                 923.509985           923.509985
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                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB,
                               Designated Servicer
                         Period Ended: November 30,1996

                           Outstanding           Number of                                             Number of
   Investor                  Dollars             Accounts             Ranges            Amount         Accounts        Percent
   --------                -----------           --------             ------            ------         ---------       -------
Del inquent Loans:

REMIC
1996-2 Sub-Pool 2         $75,546,855.46          636
                                                                  30 to 59 Days      $1,389,895.47         12            1.82%
                                                                  60 to 89 Days        $388,305.41          4            0.51%
                                                                  90 and over           $30,000.00          1            0.04%
                                                                                     -------------         --
                                                                     Total           $1,808,200.88         17            2.37%

(1) The delinquency information is exclusive of both REO & Foreclosure accounts.


Loans for Foreclosure:
REMIC
1996-2 Sub-Pool 2            $703,611.72           4
                                                                 30 to 59 Days             $0.00             0           0.00%
                                                                 60 to 89 Days             $0.00             0           0.00%
                                                                 90 and over         $703,611.72             4           0.92%
                                                                                     -----------            --
                                                                     Total           $703,611.72             4           0.92%



Real Estate Owned:
REMIC
1996-2 Sub-Pool 2

                                                  # of            Outstanding
                                                 Accts.             Dollars                 Percent
                                                 ------           -----------               -------
                                                   0                 $0.00                   0.00%
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